Ener1 Inc.

ADVANCED ENERGY SOLUTIONS

RED CHIP SMALL CAP INVESTOR CONFERENCE
San Francisco, California
May 30, 2007

ENEI.OB

Ener1

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995 conveying management's expectations as to the future based on plans, estimates and projections at the time the statements are made. The forward-looking statements contained in this presentation and that may be made by the presenter involve risks and uncertainties, including, but not necessarily limited to: EnerDel's ability to succeed as a supplier of batteries to the hybrid electric vehicle and other markets; the degree of competition in the markets for lithium battery, fuel cell and nanotechnology-based products and services, Ener1's history of operating losses, the lack of operating history for the development stage Ener1 businesses, the immediate need for substantial additional capital, the dependency upon key personnel and other risks detailed in Ener1's annual report on Form 10-KSB as well as in its other filings from time to time with the Securities and Exchange Commission. These risks and uncertainties could cause actual results or performance to differ materially from any future results or performance expressed or implied in the forward- looking statements included in this release. Ener1 undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Ener1

Corporate Strategy

- **Ener1 is an alternative energy technology company**

- **EnerDel – advanced battery technology**
  - Li-ion batteries for hybrid electric and plug-in hybrid electric vehicles
  - Positioned to benefit from major shift by HEV and PHEV manufacturers from nickel to high-power Li-ion batteries in 2008 – 2009
  - Domestic supplier for U.S. automotive industry
  - Additional applications for military, asset tracking and industrial batteries

- **EnerFuel – advanced fuel cell technology**
  - Commercial products for launch in 2007
  - Providing sustainable energy source in remote locations
  - Developing high temperature fuel cells – industry pioneer

Group Corporate Structure


Ener1 GROUP
84%
Ener1
Lithium Batteries
Fuel Cells
Nanotech R&D
Energy Apps
80.5%
100.0%
100.0%
42%
EnerDel
EnerFuel
NanoEner
ENERSTRUCT

Ener1

Lithium Will Increase HEV Sales

Comparison of Lithium and Nickel Batteries:

❑ Energy density	Superior	2 – 3x
❑ Power	Superior	2x
❑ Cycle life	Superior	2 – 3x
❑ Safety	Equal	
❑ Reliability	Superior	
❑ Cost	Superior	Meets OEM targets
❑ Low temperature mode	Superior	1.5x
❑ Recyclability	Equal	
❑ Environmental friendliness	Equal	
❑ Weight	Superior	0.6x
❑ Size	Superior	0.4x

EnerDel

EnerDel Li-Ion vs. NiMH HEV Pack

Over 35% reduction in weight

Over 55% reduction in size


NiMH pack in today's HEV
36 liters / 36 kg
EnerDel Li-ion pack for HEV
15 liters / 23 kg

Control electronics not included

Ener1

EnerDel's Competitive Advantage

- **The EnerDel Li-ion battery is superior to competition**
  - Product design – flat stacked vs. wound design
  - Proprietary materials – nano phase
  - Low costs – materials and labor
- **Surpassed testing requirements of USABC**
  - Power
  - Energy
  - Temperature performance
- **U.S.-based manufacturing – Indianapolis**
- **Extensive industry expertise and strategic relationships**
  - Battery pack engineering team from Delphi
  - Experienced management team with product launch experience
  - Manufacturing engineering at EnerStruct from Japan

EnerDel

Ener1

Superior High Rate/Thermal Performance

Competitor





66.7°C

30A Continuous Discharge
Competitors 2.3Ah Cell

EnerDel





33°C

80A Continuous Discharge
EnerDel 2Ah Cell

EnerDel

Ener1

EnerDel – U.S.-based Supplier

- **Indianapolis facility for battery cell and pack manufacturing**
  - 68,000 ft^2 of RD and pilot production plant
  - Capacity ~300k packs/year
  - Automated production
- **Proximity to customers – engineering and marketing interaction**


GM-AED
Delphi
Bldg 3
UTE
EnerDel
Bldg 7
Delphi
Bldg 4



EnerDel

Ener1

Li-ion Battery Market Drivers

- **Toyota leading conversion to HEVs**
  - HEVs will constitute 80% of all vehicles sold by 2015, according to Booz Allen Hamilton
- **Toyota leading conversion to Li-ion batteries**
- **Detroit taking aggressive steps**
- **Mandate to reduce energy bill and carbon dioxide emission**
- **Li-ion battery market for HEV / PHEV / EV will grow substantially 2010 – 2015**

15 HEV models in 2007 ➔ 65 HEV models 2011


Toyota Prius


Lexus RX 400h


Lexus GS 450h


Honda Civic

EnerDel

EnerFuel Strategy

- Already commercializing critical fuel cell components and providing services for industry customers
  - Immediate revenues
- Developing proprietary commercial fuel cell products for 2007 market launch
- Long term, developing high temperature fuel cells and membranes
  - Stationary applications
  - Transportation applications

Ener1

EnerFuel Timeline

- Services and products that build on each other
- Immediate sales subsidize R&D of products for multibillion markets
- Diversified product line reduces market risks


2006
2007
2008
2009
2010
High Temperature MEA
FC System & Integrated Products
Modular Stack
Low Temperature FC and Integrated Products (Sensors)
System Components (Humidifier)
Government Contracts and Grants
Engineering and Testing Services

EnerFuel

Fuel Cell Competition

- **Competitors are mainly pure stack or pure membrane companies**
  - Stack competitors: Ballard, Plug Power, ReliOn
  - Membrane competitors: Gore, DuPont, Asahi Glass, PEMEAS
  - EnerFuel works with both stacks and membranes – optimizes both in ways competition cannot

- **There is little competition in the affordable portable commercial fuel cell product category**

Ener1

Commercial Programs

- Developing proprietary portable fuel cell commercial products
  - Fuel cell's advantage – providing long term energy source in remote locations
  - Expect to launch the first commercial product during 2007
- EnerFuel has invented a proprietary chemical hydride process, which produces hydrogen for fuel cells through chemical reactions
  - Solves the issue of the availability of safe and reliable hydrogen supply
  - On the market concurrent with the fuel cell commercial product
- Florida Hydrogen Initiative commencing in May 2007
- Developing fuel cells for DOD under the American Science and Technology contract – already in progress

EnerFuel

Ener1

Humidifier – Market Entrance

- Launched in June 2006
- 1.2kW humidifiers selling through www.fuelcellstore.com
- Buyers – major fuel cell integration companies
- Customers include IdaTech, Hydrogenics, Cellex
- Modest market opportunity, but creates brand equity and brings in immediate revenues


EnerFuel


2006
2007
2008
2009
2010
High Temperature MEA
FC System & Integrated Products
High Temperature Stack
Low Temperature FC and Integrated Products (Sensors)
System Components (Humidifier, etc.)
Government Contracts and Grants
Engineering and Testing Services

EnerFuel

Ener1

Commercial Fuel Cell Products

- **Portable commercial products that require long term energy in remote locations**
  - Cameras
  - Remote sensors – weather, tsunami, earthquake
  - Backup power



- **Why fuel cells?**
  - Longer lasting and providing more energy than batteries
  - Cheaper and lighter than solar cells; not dependent on sunlight



2006
2007
2008
2009
2010
High Temperature MEA
FC System & Integrated Products
High Temperature Stack
Low Temperature FC and Integrated Products (Sensors)
System Components (Humidifier, etc.)
Government Contracts and Grants
Engineering and Testing Services

EnerFuel

Ener1

High Temp Fuel Cell and Membrane

- **Industry moving to high temperature cells**
  - Potential reduction in cost, volume and complexity
- **High temp fuel cells – level playing field for EnerFuel**
  - Strong internal expertise and capabilities (fuel cell and membrane)
  - Pioneer in the area – no need to catch up with "big guys"
- **High sales potential**
  - Estimated $100 to $200 billion eventual market
  - Replacement of internal combustion engine
- **EnerFuel plan**
  - Two years of R&D
  - Early sales of end products – backup and emergency power
  - Graduation to larger sales to OEMs – automobiles



2006
2007
2008
2009
2010
High Temperature MEA
FC System & Integrated Products
High Temperature Stack
Low Temperature FC and Integrated Products (Sensors)
System Components (Humidifier, etc.)
Government Contracts and Grants
Engineering and Testing Services

EnerFuel

Ener1

Nano Technology and Batteries

- NanoEner is developing new generation of electrodes
  - No binding and conductive additives
  - Super high rate of discharge
  - 30% more energy
  - Improved charge time
  - Reduced weight
  - Better safety
  - Excellent mechanical strength

- NanoEner has proprietary vapor deposition-solidification (VDS) technology for nanostructures

NanoEner

Ener1

Management

Name	Title	Experience
Peter Novak	Founder, CEO and CTO	Directed development of lithium batteries since 1998 Doctorate in solid-state chemical physics
Subhash Dhar	President	President of Ovonic Battery & COO of Ovonic Fuel Cell Company, both divisions of Energy Conversion Devices
Ajit Habbu	CFO	CFO of $1.5 billion division of IBM CFO of Recall Corporation
Ulrik Grape	Executive VP and President of EnerDel	Member of management team of successful Li-ion battery start-up and IPO Sales and Marketing Director/VP U.S. of Danionics, international lithium battery company
Naoki Ota	COO of EnerDel	Co-founder and executive with Quallion, manufacturer of batteries for medical implants and aerospace applications
Rex Hodge	Executive VP and President of EnerFuel	Founder/CEO of Anuvu, developer of fuel cells for automotive applications Project and Design Engineer for rockets and fuel cells at Aerojet Propulsion Division of GenCorp

Ener1

Highlights

- Automotive is moving to HEV and PHEV and Toyota is leading the market
- Li-ion battery is critical to success of HEV and PHEV
- EnerDel battery advantages in power, safety and longevity
- Fuel cell commercial products now and high temperature fuel cells in the future
- Domestic manufacturing
- Strategic relationships with Japanese battery and U.S. automotive suppliers
- Experienced management team

EnerDel Milestones

RECENT ACCOMPLISHMENTS

- **USABC Phase 1 contract**
  - Excellent initial test results 2/07 verified by independent Idaho National Laboratory
  - Final sample test results expected 6/07
- **USABC Phase 2 contract**
  - Application for 7 figure contract submitted 5/07
- **Samples to target customers in auto segment**
  - Received orders to deliver cell samples from three auto OEM's and suppliers 4/07 and 5/07
- **Defense agency development contract**
  - announced $5M ONR contract and new appropriations 5/07 for asset tracking product

FUTURE MILESTONES

- **Development contract with a major automotive OEM 2007**
- **Production order for hybrid batteries in 2008**
- **Volume manufacturing for hybrid market in 2010**

Ener1

EnerFuel Milestones

RECENT ACCOMPLISHMENTS

- Launch DOE funded Florida Hydrogen Initiative program 4/07
- First product launched (fuel cell humidifier) 7/06
- Fuel Cell design contract awarded by AST 1/07
- High temp fuel cell progress – Successful test 2/07

FUTURE MILESTONES

Launch new commercial product in portable fuel cell category – expected launch 2007.

Selected Stock Market Data*

- Trading symbol: ENEI.OB
- 52-week trading range: $0.18 – $0.50
- Recent price (5/1/07): $0.25
- Average daily trading volume: 170,000
- Market cap: $116 million
- Shares outstanding: 463 million

** Source: Yahoo! Finance as of May 1, 2007.*

Ener1 Inc.

ADVANCED ENERGY SOLUTIONS

An Alternative Energy Technology Company

ENEI.OB

May 2007